UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: May 14, 2009 (Date of earliest event reported)

The Student Loan Corporation (Exact name of registrant as specified in its charter)

Delaware	1-11616	16-1427135

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Washington Boulevard
Stamford, Connecticut (Address of principal executive offices)		06901 (Zip Code)

(203) 975-6320 (Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On May 14, 2009, The Student Loan Corporation (the Company) entered into an agreement with the Department of Education sponsored conduit, Straight-A Funding, LLC (the Conduit), whereby the Company may obtain funding for certain eligible FFEL Program loans. The Company expects that the Conduit will inform the Company of the amount available for its initial funding on May 19, 2009, and that its initial funding settlement will occur on May 26, 2009. Thereafter, to the extent capacity is available through the Conduit, the Company expects to continue to finance additional, eligible FFEL Program loans with the Conduit in the ordinary course of business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: THE STUDENT LOAN CORPORATION

Date: May 14, 2009

By: /s/ Joseph P. Guage
Name: Joseph P. Guage
Title: Controller and Chief Accounting Officer